BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated November 10, 2016

to Statement of Additional Information dated August 31, 2016

IMPORTANT NOTICE REGARDING DISTRIBUTIONS

Effective November 10, 2016, the Statement of Additional Information is modified as follows:

On page 37 of the Statement of Additional Information, the first sentence in the fourth paragraph under “Distributions” is deleted in its entirety.

On page 37 of the Statement of Additional Information, the fifth paragraph under “Distributions” is deleted in its entirety and replaced with the following:

“Shareholders who do not instruct the Fund not to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return.

Annual year-end distribution estimates, if any, are expected to be available beginning in November or December of each year, and may be updated from time to time, on the Baron Funds® website at www.BaronFunds.com. The most current distribution information is expected to be available on or about November 10, 2016 at www.BaronFunds.com. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.”

This information supplements the Statement of Additional Information dated August 31, 2016. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.